SoFi Select 500 ETF (SFY)

(the “Fund”)

listed on NYSE Arca, Inc.

October 15, 2024

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated June 28, 2024

Effective immediately, with respect to the “Principal Investment Strategies” section of the Fund’s Prospectus and Summary Prospectus, the fourth paragraph is amended and restated to read as follows:

The Index is rebalanced and reconstituted semi-annually, effective on the first Wednesday of each May and each November based on data as of the tenth business day prior to the reconstitution date. As of June 1, 2024, the three largest Index constituents and the weights were as follows: NVIDIA Corp; 14.92%; Amazon.com Inc. 8.85%; and Microsoft Corp. 5.16%.

Please retain this Supplement for future reference.